Supplement dated July 1, 2020
to the Prospectus and Summary Prospectus, as supplemented, of the following fund:
Fund	Prospectus and Summary Prospectus Dated
Columbia Funds Series Trust I
Columbia Small Cap Growth Fund I (the Fund)	1/1/2020
The Special Meeting of Shareholders held on June 30, 2020, to consider a proposal relating to a change to the Fund’s investment objective has been adjourned to 10 a.m. (Eastern Time) on July 17, 2020 at 225 Franklin Street (Room 3000 on the 30th floor), Boston, Massachusetts 02110. The adjournment will provide additional time for further consideration of this proposal.
More information about these changes is included in proxy materials.
Shareholders should retain this Supplement for future reference.
SUP226_08_007_(07/20)